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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 11, 2004






                          AMCAST INDUSTRIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)



         Ohio                    1-9967                     31-0258080
         ----                    ------                     ----------
(State of Incorporation)      (Commission        (I.R.S. Employer Identification
                              File Number)                    Number)



7887 Washington Village Drive, Dayton, Ohio                             45459
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(Address of principal executive offices)                              (Zip Code)



                          (937) 291-7000 (Registrant's
                     telephone number, including area code)




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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Principal Officers

Amcast  Industrial  Corporation  announced  on October  11,  2004 that Joseph R.
Grewe, who has served since July 15, 2003 as the Company's President and Chief Executive Officer, and who has served since April 8, 2002 as President and as a member of the Board of Directors, has resigned his positions as an officer and a director effective November 1, 2004.



Item 9.01, Financial Statements and Exhibits

        (c) Exhibits

        The Following exhibit is filed as part of this Form 8-K:

                  Number                  Description of Exhibit

                   99.1            Press Release dated October 11, 2004




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      AMCAST INDUSTRIAL CORPORATION (Registrant)



Date: October 13, 2004                     By: /s/ Jeffrey A. McWilliams
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                                               Jeffrey A. McWilliams
                                               Vice President Administration and
                                               Secretary